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                       SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K

                                 CURRENT REPORT
                                     AMENDED

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 8, 1998
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                        AUTOMOTIVE PERFORMANCE GROUP, INC

             (Exact name of registrant as specified in its charter)


        Delaware                     0-23705                  86-0850090
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)          Identification No.)


      1207 N. Miller Road, Tempe, Arizona                  85281
   (Address of principal executive offices)              (Zip Code)


                                 (602) 967-5990
               Registrant's telephone number, including area code

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ITEM 4.  CHANGES OR SUBSTITUTION OF ACCOUNTANTS

The independent certified public accountants for IMSG is Grant Thornton LLP ("Grant Thornton"). IMSG was the accounting acquirer in the transaction described in Item 2(a). Arthur Andersen LLP ("Arthur Andersen") was the independent certified public accountant for Klein Engines and Competition Components, Inc. ("Klein Engines") prior to the transaction described in Item 2(a). The Board of Directors of Automotive Performance Group, Inc. intends for Grant Thorton LLP to continue as the independent certified public accountants for the registrant and its subsidiaries.

1. Arthur Andersen did not resign or decline to stand for re-election; it was replaced by Grant Thornton effective April 17, 1998.

2. Arthur Andersen's report on Klein Engines's financial statements for the fiscal year ended December 31, 1997, contained a qualified opinion, which included the following language:

         The accompanying financial statements have been prepared assuming that Klein Engines will continue as a going concern. As discussed in Note 1 to the financial statements, Klein Engines incurred a significant operating loss in fiscal 1997, has a credit facility outstanding that is due on demand after January 31, 1998, and projects insufficient cash flow from operations to meet its debt service requirements, all of which raise substantial doubt about Klein Engines's ability to continue as a going concern. Management's plan in regard to these matters also are described in Note 1. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should Klein Engines be unable to continue as a going concern.

3. The decision to continue with Grant Thornton was made by the full Board of Directors of the registrant.

4. During the term of Arthur Andersen's engagement, there were no disagreements between Klein Engines and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its report, except the following:

     (a) Arthur Andersen reported to Klein Engines that, in the course of their review of the financial statements for the year ended December 31, 1997, they identified a material weakness in Klein Engines's internal controls. These conditions consist of (i) inadequate policies and procedures with respect to corporate governance, including absence of an Audit Committee of the Board of Directors, and (ii) weaknesses in Klein Engines's financial reporting infrastructure, including lack of personnel with the requisite accounting-related skills and inadequate accounting-related processes and systems.

5. Grant Thornton LLP became the new accountants for APG effective upon the merger, April 17, 1998 by succession. APG had no prior involvement with Grant Thorton.

6. Klein Engines authorized Arthur Andersen to respond fully to the inquiries of the successor accountants as to the above.

     APG requested Arthur Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated September 4, 1998, is filed as exhibit 1 to this Form 8-K Amendment

As Exhibit hereto is the following

EXHIBIT 1: LETTER OF ARTHUR ANDERSEN, LLP


Signed this 9th day of September, 1998 by:

Joe Marenda,
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Joe Marenda, Vice President